FY '19 & Q4 '19 EARNINGS RESULTS


Safehold

Forward-Looking Statements and Other Matters

This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as "illustrative", "representative", "expect", "plan", "will", "estimate", "project", "intend", "believe", and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company's current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company's actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: market demand for ground lease capital; the Company's ability to source new ground lease investments; the availability of funds to complete new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company's business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
212.930.9400
investors@safeholdinc.com

FINANCIAL RESULTS

FY '19 Highlights

Customer Momentum

$1.8b	187%	24
Investment Activity	Portfolio Growth	Deals Closed

Earnings Momentum

88%	136%	39%
FY Y/Y Revenue Growth	FY Y/Y Net Income Growth[1]	FY Y/Y EPS Growth

Investor Momentum

#1	118%	$2.4b
Total Stock Return of Publicly-Traded REITs	Total Stock Return	Equity Market Cap[2]

(1) Net income attributable to Safehold shareholders.
(2) Uses closing price of $51.26 as of February 11, 2020.

Earnings Results

	FY '19	FY '18	Q4 '19	Q4 '18
Revenue	$93.4m	$49.7m	$29.6m	$14.8m
Net Income *(Attributable to Safehold)*	$27.7m	$11.7m	$11.1m	$4.3m
W.A. Shares	31.0m	18.2m	43.7m	18.3m
Earnings per Share	$0.89	$0.64	$0.25	$0.24

Q4 '19 Investment Activity

$1.2b
Total Q4 '19 Investment Activity

W.A. Underwritten Effective Yield[1]	W.A. Effective Yield (Excludes FMV Resets)	W.A. Rent Coverage[2]	W.A. GLTV
5.3%	4.9%	3.6x	38%

(1) Investments this quarter include one or more existing ground leases that contain resets of rent based on periodic fair market value valuations of the land. For purposes of calculating the effective yield of such ground leases over their lease term, our underwriting assumes that the estimated land value grows by 2% annually.
(2) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market.

Rapid Portfolio Growth
(Aggregate Gross Book Value)


$339m
$531m
$947m
$2,715m
IPO (6/22/2017)
Q4 '17
Q4 '18
Q4 '19
8x
Growth Since IPO

Note: Refer to Appendix for Portfolio Reconciliation.

Scaling the Business

Gaining Traction w/ Large Institutions

Further Expansion into Multifamily









685 Third Ave

NYC office Safehold™ Ground Lease with a global real estate fund

One Palm

1st Safehold™ Ground Lease in Sarasota

4050 Lofts

1st Safehold™ Ground Lease in Tampa

Rivington House

1st NYC multifamily Safehold™ Ground Leases

Strong Capital Structure

Equity

- **+$247m** Equity Capital Raised in Q4 '19
- **21%** Above Prior Follow-On Offering Price
- **$1.1b** Total Equity

Debt[(1)]

- **31 Years** W. A. Maturity
- **3.1%** W.A. Cash Rate[(2)]
- **4.0%** W.A. Interest Rate[(2)]
- **$1.5b** Total Debt

(1) Includes $0.2b of debt, which represents Safehold's pro-rata share of debt associated with non-consolidated joint ventures (equity method investments). Excludes the revolving credit facility, which had a $0.2b outstanding balance at December 31, 2019.
(2) W.A. interest rate represents the weighted average interest rate of mortgage debt in effect over the life of the mortgage debt and excludes the effect of debt premium, discount and deferred financing costs. The weighted average cash rate is based on the actual interest rates in effect at December 31, 2019.

PORTFOLIO STATISTICS

Portfolio Breakdown

(Current Portfolio Gross Book Value: $2,634m)

New York
Fastest Growing Market

Tampa
New Market Expansion

Sarasota
New Market Expansion



Property Type
Office
65%
Hotel
19%
Multifamily
15%
Other
1%

Geographic Breakdown



Seattle
3.5%
Portland
0.1%
San Francisco
0.8%
Los Angeles
6.2%
San Diego
1.8%
Honolulu
7.5%
Salt Lake City
2.1%
Phoenix
1.9%
Colorado
0.8%
Minneapolis
0.1%
Milwaukee
0.3%
Detroit
2.7%
Nashville
1.0%
Atlanta
2.8%
Dallas
1.3%
Austin
3.9%
San Antonio
0.7%
Tampa
0.8%
Sarasota
0.6%
Orlando
0.9%
Miami
0.5%
New York
47.5%
Philadelphia
0.4%
Washington, D.C.
11.0%
Raleigh-Durham
0.7%

Portfolio Metrics

(Current Portfolio Gross Book Value: $2,634m)

Credit Metrics

W.A. Rent Coverage[1]	W.A. GLTV
4.0x	**38%**

Lease Term


>60 yrs
89%
Lease Term Remaining w/ Ext.
(W.A. 89 Years)
<20 yrs
8%
20-60 yrs
3%

GAAP Yield	Total Annualized GAAP Rent *(incl. % rent)* [2] **$157.6m**	-	*Less:* Annualized Depreciation & Amortization[2] **$11.0m**	=	Net Amount **$146.6m**		Yield *(% of GBV)* **5.6%**
Cash Yield	Annualized Cash Base Rent **$88.6m**	+	*Add:* TTM Percentage Rent **$4.4m**	=	Annualized Cash Rent **$93.0m**		Cash Yield *(% of GBV)* **3.5%**

(1) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market.

(2) Includes $1.4m of annualized amortization of right of use asset recorded as real estate expense. Includes our proportionate share of amortization from our equity method investment

Unrealized Capital Appreciation



11x
UCA Growth
Since IPO
$0.4b
$1.1b
$1.8b
$4.8b
IPO (6/22/2017)
Q4 '17
Q4 '18
Q4 '19

Unrealized Capital Appreciation (UCA) is calculated as today's estimated Combined Property Value (CPV) less the Aggregate Cost Basis of SAFE's portfolio. CBRE conducts independent appraisals of the CPV of each property[1]. The Company formed a wholly-owned subsidiary called "CARET" that is structured to track and capture Unrealized Capital Appreciation.

Under a shareholder-approved plan, management has earned up to 15% of UCA[2], subject to time-based vesting.

Note: Please refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio and Unrealized Capital Appreciation.
(1) SAFE relies in part on CBRE's appraisals in calculating Owned Residual Portfolio and Unrealized Capital Appreciation. SAFE may utilize management's estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For forward commitments on construction deals, CPV represents the cost to build inclusive of the ground lease. Please refer to our Current Report on Form 8-K filed with the SEC on February 13, 2020 and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants' rights.
(2) As of December 31, 2019, all five stock price hurdles had been met resulting in management vesting in 15% of UCA interest in the form of CARET units, subject to forfeiture until service conditions are satisfied. See the Company's 2019 proxy statement for additional information on the long-term incentive plan.

APPENDIX

Safehold

Income Statements

	For the three months ended Dec 31, 2019	2018	For the twelve months ended Dec 31, 2019	2018
Revenues:				
Operating lease income	$17,227	$14,692	$72,071	$47,400
Interest income from sales-type leases	11,697	-	18,531	-
Other income	662	121	2,794	2,324
Total revenues	**$29,586**	**$14,813**	**$93,396**	**$49,724**
Costs and expenses:				
Interest expense	$11,653	$5,011	$29,868	$15,389
Real estate expense	590	392	2,673	1,600
Depreciation and amortization	2,348	2,307	9,379	9,142
General and administrative	3,883	2,559	14,435	10,662
Other expense	300	182	899	995
Total costs and expenses	**$18,774**	**$10,451**	**$57,254**	**$37,788**
Income from operations before other items	**$10,812**	**$4,362**	**$36,142**	**$11,936**
Loss on early extinguishment of debt	-	-	(2,011)	-
Earnings (losses) from equity method investments	356	-	(403)	-
Net income	**$11,168**	**$4,362**	**$33,728**	**$11,936**
Net (income) attributable to non-controlling interests	(49)	(54)	(6,035) [1]	(196)
Net income attributable to Safehold Inc. and allocable to common shareholders	**$11,119**	**$4,308**	**$27,693**	**$11,740**
Weighted avg. share count[2]	**43,651**	**18,261**	**31,008**	**18,218**
Earnings per share	**$0.25**	**$0.24**	**$0.89**	**$0.64**

Note: Figures in thousands except for share amounts.
(1) Safehold exchanged all of iStar's 12.5m LP units into shares of SAFE common stock on a one-for-one basis on May 9, 2019. Represents the allocation of net income for the partial period that the LP units were outstanding.
(2) At December 31, 2019 and December 31, 2018 Safehold had 47.8m and 18.3m common shares outstanding, respectively.

Balance Sheets

	December 31, 2019	December 31, 2018
Assets:		
Real estate:		
Real estate, at cost	$687,902	$669,923
Less: accumulated depreciation	(16,286)	(10,257)
Real estate, net	$671,616	$659,666
Real estate-related intangibles, net	242,837	262,531
Total real estate, net and real estate-related intangible assets, net	$914,453	$922,197
Net investment in sales-type leases	984,598	-
Ground Lease receivables	397,087	-
Equity investments in Ground Leases	127,524	-
Cash and cash equivalents	22,704	16,418
Restricted cash	24,078	8,007
Deferred operating lease income receivable	58,303	23,138
Deferred expenses and other assets, net	37,814	9,983
Total assets	**$2,566,561**	**$979,743**
Liabilities:		
Accounts payable, accrued expenses, and other liabilities	$43,008	$20,800
Real estate-related Intangible liabilities, net	57,333	57,620
Debt obligations, net	1,372,922	543,965
Total liabilities	**$1,473,263**	**$622,385**
Equity:		
Safehold Inc. shareholders' equity:		
Common stock	$478	$183
Additional paid-in capital	1,132,603	370,530
Accumulated deficit	(2,146)	(8,486)
Accumulated other comprehensive loss	(39,123)	(6,876)
Total shareholders' equity	**$1,091,812**	**$355,351**
Non-controlling interests	1,486	2,007
Total equity	**$1,093,298**	**$357,358**
Total liabilities and equity	**$2,566,561**	**$979,743**

Note: $ in thousands.

Portfolio Reconciliation

	6/22/17 (IPO)	12/31/17	12/31/18	12/31/19
Net investment in Sales-Type Leases	-	-	-	**$985**
Ground Lease receivables, net	-	-	-	**$397**
Pro-rata interest in Sales-Type Leases held as equity method investments	-	-	-	**$340**
Real estate, net (Operating Leases)	**$265**	**$409**	**$660**	**$672**
Add: Accumulated depreciation	1	4	10	16
Add: Lease intangible assets, net	123	139	263	243
Add: Accumulated amortization	1	4	9	16
Add: Other assets	-	-	-	24
Less: Lease intangible liabilities, net	(51)	(58)	(58)	(57)
Less: Non-controlling interest	-	-	(2)	(2)
Gross Book Value	**$339**	**$498**	**$883**	**$2,634**
Forward Commitments	-	34	64	81
Aggregate Gross Book Value	**$339**	**$531**	**$947**	**$2,715**
Less: Accruals to net investment in Sales-Type Leases	-	-	-	(7)
Aggregate Cost Basis	**$339**	**$531**	**$947**	**$2,708**

Note: $ in millions. Figures in the reconciliation table may not foot due to rounding.

Appendix

Leverage

	December 31, 2019
Book Debt	$1,373
Book Equity	$1,093
Leverage (Debt to Equity)	**1.3x**
Combined Property Value (CPV)	$7,538
Debt as a % of CPV	**18.2%**
Target Leverage	*<2.0x*
Target Debt as a % of CPV	*<25%*

Note: $ in millions.

Glossary

Aggregate Cost Basis	Represents Cost Basis plus forward commitments. For forward commitments, it represents the aggregate contractual purchase price to be paid under the commitments.
Aggregate Gross Book Value	Represents the Current Portfolio plus forward commitments. For forward commitments, it represents the contractual purchase price to be paid under the commitments.
Annualized Cash Rent	Calculated as the annualized base Cash Rent for ground leases plus Percentage Rent.
Cash Rent	Represents ground lease income recognized excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales-type leases.
Cost Basis	Represents the historical purchase price of an asset, including capitalized acquisition costs.
Combined Property Value (CPV)	The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is generally based on independent appraisals; however, the Company will use actual sales prices/management estimates for recently acquired and originated ground leases for which appraisals are not yet available. In relation to forward commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project.
Current Portfolio	Represents the portfolio of assets owned at the date indicated, measured using Gross Book Value. Does not include forward commitments.
Effective Yield	Effective Yield is computed similarly to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and a residual equal to our cost of the land.
Gross Book Value (GBV)	Represents the historical purchase price of an asset plus accrued interest on sales type leases.
Ground Lease-to-Value (GLTV)	Calculated as the Aggregate GBV divided by CPV. Safehold uses this metric to assess risk and our seniority level in a real estate capital structure. Similar to the concept of the LTV metric used in the loan market.
Interest Rate	The all-in stated interest rate over the term of debt.
Leverage	The ratio of book debt to book equity.
Owned Residual Portfolio	Represents the portfolio of properties under which Safehold owns a ground lease and reflects Safehold's right to the property and tenant improvements at the end of the lease. The current value of the Owned Residual Portfolio is typically represented by the Combined Property Value or CPV of our portfolio.
Percentage Rent	Represents TTM percentage rent of ground lease assets.
Property NOI	Represents the net operating income of the building/the net operating income of Safehold's ground lease tenant prior to paying ground lease rent.
Rent Coverage	The ratio of Property NOI or estimated Property NOI to the Annualized Cash Rent due to Safehold. The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information and for properties under construction or transition, in each case based on leasing activity at the property and available market information, including leasing activity at comparable properties in the relevant market.
Safehold™/Safehold™ Ground Lease	A ground lease originated and structured by Safehold.
Underwritten Effective Yield	The Effective Yield of a ground lease using our underwriting assumptions. This includes estimated land value annual growth of 2%.
Unrealized Capital Appreciation	Calculated as the difference between CPV and the portfolio's Aggregate Cost Basis. The Company believes Unrealized Capital Appreciation represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases.